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EXHIBIT 32.1


CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


To the best of their knowledge the undersigned hereby certify that the Quarterly Report on Form 10-Q of Marine Products Corporation for the period ended September 30, 2004, fully complies with the requirements of Section 13(a) of The Securities Exchange Act of 1934 (15 U.S.C.78m) and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Marine Products Corporation.




Date:  November 1, 2004             /s/ Richard A. Hubbell
                                    --------------------------------------------
                                    Richard A. Hubbell
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)




Date:  November XX, 2004            /s/ Ben M. Palmer
                                    --------------------------------------------
                                    Ben M. Palmer
                                    Vice President, Chief Financial Officer and
                                    Treasurer
                                    (Principal Financial and Accounting Officer)